THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO (AND QUALIFICATION THEREOF UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED (THE "LAW")), OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE LAW.



               NONQUALIFIED STOCK OPTION AGREEMENT



               THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement") made and entered into as of the __________ day of __________, ____, by and between Dover Investments Corporation, a Delaware corporation (the "Company"), and ____________________, an employee of the Company (the "Employee").

                      W I T N E S S E T H:

          WHEREAS, the Company has adopted the 1995 Stock Option Plan (the "Plan"), providing for the granting to its employees of stock options relating to shares of its Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), and its Class B Common Stock, $.01 par value per share (the "Class B Common Stock"); and

          WHEREAS, the Plan provides for the grant of certain options ("nonqualified stock options") which are not intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and

          WHEREAS, the Employee is a key employee who is in a position to make an important contribution to the long-term performance of the Company;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Effective ________________ __, ____, pursuant to the action of the Company's Board Directors, the Company hereby grants to the Employee a nonqualified stock option to purchase __________ shares of the Class ___________ Common Stock at the price set forth in Paragraph 2 hereof, on the terms and conditions hereinafter stated. In consideration of the grant of this option and the other rights which are being concurrently granted to him or her, the Employee hereby agrees to continue in the employment of the Company for a period of at least one year from the date of grant of this option.

          2. The purchase price per share is ____________________ dollars ($__________) (which is hereby agreed to be 100% or more of the fair market value of such shares at the date of grant).

          3. The number of shares of the class of common stock covered hereby and the price per share thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of the class of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend in excess of 2% or any other increase or decrease in the number of issued and outstanding shares of the class of common stock effected without receipt of consideration by the Company.

          If the Company shall be the continuing or surviving corporation in any reorganization, consolidation or merger, each outstanding option shall pertain to and apply to the securities, if any, to which a holder of the same number of shares of Class A Common Stock and/or Class B Common Stock that are subject to that option would have been entitled.

          A "Change in Control" of the Company (as defined below) shall cause each outstanding option to terminate, unless any agreement relating to a Change in Control shall otherwise provide or unless such Change in Control is an event described in clauses (a)(2) or (a)(3) of the following paragraph; provided, however, that each optionee holding an outstanding option in the event of a Change in Control shall have the right immediately prior to such a Change in Control, regardless of whether such option will terminate, to exercise his or her option in whole or in part without regard to any limitations on exercisability and thereafter such option shall be considered fully vested.

          For the purposes hereof, a "Change in Control" shall be deemed to have occurred when (a) there shall be consummated (1) any reorganization, consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, or (2) any reorganization, consolidation or merger of the Company in which the Company is the continuing or surviving corporation and pursuant to which shares of the Company's Class A Common Stock and Class B Common Stock would be converted into cash, securities or other property, or (3) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (b) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company, or
(c) the Board of Directors of the Company or the Compensation Committee of the Board of Directors (the "Committee") shall have been determined that such a "Change in Control" otherwise has occurred.

          To the extent that the foregoing adjustments in this Paragraph 3 relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in this respect shall be final, binding and conclusive.

          The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business assets.

          4. Except as provided in Paragraph 3 above, this option may not be exercised in whole or in part until twelve months has elapsed from the date of this Agreement.

          The number of shares subject to this option shall be exercisable in accordance with the following schedule:

     _____________ shares exercisable on or after ____________, ______, plus
     _____________ shares exercisable on or after ____________, ______, plus
     _____________ shares exercisable on or after ____________, ______, plus
     _____________ shares exercisable on or after ____________, ______.


          No partial exercise of this option will be permitted for less than ten shares.

          5. In the event of termination of the Employee's employment for any reason other than his death or disability, this option shall immediately terminate 30 days after the date of cessation of employment; provided, however, that if such cessation of employment is with the consent of the Board of Directors, expressed in the form of a resolution, or is pursuant to his or her retirement under the provisions of any pension, profit sharing or other retirement plan of the Company then in effect, this option may be exercised (subject to the provisions of Paragraph 13 hereof) within three months after the date he ceases to be an employee of the Company, but only to the extent that it was exercisable on the date of such cessation of employment; and, provided, further, that if such cessation of employment occurs after a Change in Control, this option shall terminate 180 days after the date of such cessation of employment.

          6. This option shall be exercisable during the Employee's lifetime only by him and shall be nontransferable by the Employee otherwise than by will or the laws of descent and distribution.

          7. In the event of Employee's ceasing to be employed by the Company on account of permanent and total disability within the meaning of
Section 22(e)(3) of the Code, this option may be exercised (subject to the provisions of paragraph 13 hereof) at any time within one year after cessation of employment due to such disability, but only to the extent this option was exercisable immediately prior to the disability.

          8. In the event of the Employee's death while in the employ of the Company, or during a three-month period following termination of employment during which the Employee is permitted to exercise this option pursuant to Paragraph 5 hereof, this option may be exercised (subject to the provisions of Paragraph 13 hereof) at any time within one year after the Employee's death by the Employee's to the extent it was exercisable immediately prior to his or her death by the executors or administrators of his or her estate or by any person or persons who shall have acquired this option directly from him or her by will or the applicable law of descent and distribution. Any such transferee exercising this option must furnish the Company upon request of the Committee (a) written notice of his or her status as transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of this option in compliance with any laws or regulations pertaining to said transfer, and (c) written acceptance of the terms and conditions of this option as prescribed in this Agreement.

          9. This option may be exercised by the person then entitled to do so as to any shares which may then be purchased by giving notice of exercise to the Company, specifying the number of full shares to be purchased and accompanied by full payment of the purchase price thereof and the amount of any income tax the Company is required by law to withhold by reason of such exercise. The purchase price shall be payable in legal tender of the United States or, in the sole discretion of the Committee, in shares of the same class of common stock or in a combination of legal tender of the United States and such shares. For purposes of computing the purchase price, shares surrendered will be valued at their fair market value on the date of exercise.

          10. Neither the Employee nor any person claiming under or through him or her shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the shares issuable upon the exercise of this option, until the date of the receipt of payment by the Company and the issuance of a stock certificate to him or her for such shares in accordance with the terms hereof.

          11. Any notice to be given to the Company under the terms of this Agreement shall be addressed to Dover Investments Corporation, in care of its Secretary, at 350 California Street, Suite 1650, San Francisco, California 94104, or at such other address as the Company may hereafter designate in writing. Any notice to be given to the Employee shall be addressed to the Employee at the address set forth beneath his or her signature hereto, or at any such other address as the Employee may hereafter designate in writing. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

          12. Except as otherwise provided herein, this option herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process upon the rights and privileges conferred hereby. Upon any attempt to transfer, assign, pledge or otherwise dispose of said option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, said option and the rights and privileges conferred hereby shall immediately become null and void.

          13. Notwithstanding any other provisions of this Agreement other than Paragraphs 5, 7 and 8, this option is not exercisable after the expiration of ten years from the date hereof. In no event is this option exercisable after the expiration of eleven years from the date hereof.

          14. Subject to the limitations on transferability contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of the parties hereto.

          15. The rights awarded hereby are subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares subject to such rights upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such rights or the issue of shares in connection therewith, such rights may not be exercised or paid in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

          16. By receipt of this option, by execution of this Agreement and by exercise in whole or in part, the Employee represents to the Company that the Employee understands that:

          (a) both this option and any shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

          (b) these securities are made available to the Employee only on the condition that he or she makes the representations contained in this Paragraph 16 to the Company;

          (c) the Employee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

          (d) the Employee understands that the securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under the California Corporate Securities Law of 1968, as amended (the "Law"), in reliance upon one or more specific exemptions contained in the Act and the Law, which may depend upon (i) the Employee's bona fide investment intention in acquiring these securities; (ii) the Employee's intention to hold these securities for his or her own benefit for an indefinite period;
(iii) the Employee having no present intention of selling or transferring any part thereof (recognizing that this option is not transferable); and
(iv) there being certain restrictions on transfer of the shares subject to this option;

          (e) The employee understands that the shares subject to this option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration, is only available after the satisfaction of certain holding periods and in the presence of a public market for the shares; that there is no certainty that a public market for the shares will exist; and that otherwise it will be necessary that the shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

          (f) The Employee understands that the certificate representing the shares will bear a legend prohibiting their transfer in the absence of their registration and qualification or the opinion of counsel for the Company that registration and qualification is not required.

          17. Each stock certificate for shares issued to the Employee shall have conspicuously written, printed, typed or stamped upon the face thereof, or upon the reverse thereof with a conspicuous reference on the face thereof, the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFICATION UNDER THE CORPORATE SECURITIES LAW OF 1968, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF
     REGISTRATION AND QUALIFICATION THEREUNDER OR APPLICABLE
     EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND
     THE QUALIFICATION REQUIREMENTS OF SUCH LAW. SUCH SHARES MAY NOT BE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED OR OTHERWISE DISPOSED OF IN ANY MANNER EXCEPT IN ACCORDANCE WITH AND SUBJECT
     TO THE TERMS OF THE NONQUALIFIED STOCK OPTION AGREEMENT, A COPY
     OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH NONQUALIFIED STOCK OPTION AGREEMENT PROHIBITS ANY TRANSFER, ASSIGNMENT, PLEDGE OR HYPOTHECATION OF SUCH SHARES TO SECURE ANY OBLIGATION OF THE HOLDER HEREOF. EVERY CREDITOR OF THE HOLDER HEREOF AND ANY PERSON ACQUIRING OR PURPORTING TO ACQUIRE THIS CERTIFICATE OR THE SHARES HEREBY EVIDENCED OR ANY INTEREST
     THEREIN IS HEREBY NOTIFIED OF THE EXISTENCE OF SUCH NONQUALIFIED STOCK OPTION AGREEMENT, AND ANY ACQUISITION OR PURPORTED ACQUISITION OF THIS CERTIFICATE OR THE SHARES HEREBY EVIDENCED OR ANY INTEREST THEREIN SHALL BE SUBJECT TO ALL RIGHTS AND OBLIGATIONS OF THE PARTIES TO SUCH NONQUALIFIED STOCK OPTION AGREEMENT AS THEREIN SET FORTH.

          18. In consideration of the granting of this option, the Employee agrees that, as part of the Company's key management, executive and/or technical staff, he or she will at all times exercise the highest degree of loyalty to the Company. This obligation requires of the Employer a standard of conduct which is not less than that which is required under applicable law regarding corporate fiduciaries, self-dealing, and the usurpation of corporate opportunities. In addition, the Employee agrees that during the period of employment covered by this Agreement he or she will increase his or her efforts on behalf of the Company, not compete with the Company, and not engage in preparation to compete.

          19. The parties hereto agree that any action relating to this Agreement shall be instituted and processed in the courts in San Francisco County, California, and each party waives the right to change of venue.

          20. Subject to any employment contract with the Employee, the terms of employment of the Employee shall be determined from time to time by the Company or the subsidiary employing the Employee, as the case may be, and the Company, or the subsidiary employing the Employee, as the case may be, shall have the right, which is hereby expressly reserved, to terminate the employee or change the terms of the employment at any time for any reason whatsoever, with or without good cause.

          21. Whenever shares are to be issued to the Employee in satisfaction or payment of the rights conferred hereby, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements.

          22. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

          23. In the event that any provision in this Agreement shall be invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on the remaining provisions of this Agreement.

          24. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

          IN WITNESS HEREOF, the parties hereto have executed this Agreement, in duplicate, this ______th day of __________, _____.

                              DOVER INVESTMENTS CORPORATION



                              By:





ACCEPTED:




            Employee







            (Address)